SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                February 2, 2009
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                            American TonerServ Corp.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter


         Delaware                  333-120688                33-0686105
---------------------------     ---------------     ---------------------------
State or Other Jurisdiction     Commission File     IRS Employer Identification
     of Incorporation                Number                    Number


         420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM. 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 2, 2009, the Board of Directors of American TonerServ Corp. ("the Company") elected Chuck Mache to serve as President and Chief Executive Officer of the Company. Mr. Mache replaces Daniel J. Brinker in the position of President. Mr. Brinker will now serve as the Company's Chairman of the Board.

      Chuck Mache was elected as a Director of the Company on November 29, 2007 and on January 8, 2008 was elected Chairman of the Board. Mr. Mache has spent a quarter-century selling, managing, building, and leading sales organizations, with a specialty in highly competitive industries. In 2005, he founded Chuck Mache Communications, Inc. which provides executive coaching and consulting services to businesses. From 2002 to 2004, Mr. Mache was with Benchmark Lending Group, Inc., a direct mortgage lender, first as Senior Vice President and then as President. From 1995 to 2001, Mr. Mache served as a Vice President of Sales and Marketing on a part time basis for the Company and for MTC Telemanagement, an international long distance telephone carrier. From 1984 to 1994 he served as Executive Vice President of Sales for American Home Shield, a residential home warranty provider. During that period, American Home Shield's revenues grew from $6M to $100M. Mr. Mache is also the author of the book " The Four Kinds of Sales
People: How and Why They Excel - And How You Can Too" published by John Wiley & Sons in 2007. He is 51 years old.

     For the first three months of his employment as President and CEO, Mr. Mache will be paid a salary of $10,000 per month. At the end of that period, it is anticipated that a complete compensation arrangement will be offered to Mr. Mache.

     The compensation package for Mr. Brinker will not immediately be changed, but may be changed in the future.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             AMERICAN TONERSERV CORP.



Dated: February 5, 2009                      By: /s/ Chuck Mache
                                                -------------------------
                                                Chuck Mache, President






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